UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

748 S Meadows Drive, Ste A9 Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)

775-883-1456
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 7, 2013, Lisanna Lewis no longer serves as Vice President and Treasurer of Gryphon Gold Corporation, a Nevada corporation (the “Company”). Effective June 7, 2013, Ms. Lewis is the Vice President and Treasurer for Borealis Mining Company, LLC (“Borealis”), in which the Company holds a 37.2% ownership interest. Ms. Lewis will be a consultant to the Company. In her role as consultant for the Company, Ms. Lewis will continue to perform the same duties that she performed as an employee of the Company. The Company considers Ms. Lewis’s change of position purely administrative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION
(Registrant)

Dated: June 13, 2013	/s/ William B. Goodhard
William B. Goodhard
Interim Chief Executive Officer